UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): April 13, 2006


                              TAG-IT PACIFIC, INC.
               (Exact Name of Registrant as Specified in Charter)


          DELAWARE                   1-13669                    95-4654481
(State or Other Jurisdiction       (Commission               (I.R.S. Employer
      of Incorporation)            File Number)              Identification No.)




           21900 Burbank Blvd., Suite 270
             Woodland Hills, California                           91367
      (Address of Principal Executive Offices)                 (Zip Code)



                                 (818) 444-4100
              (Registrant's Telephone Number, Including Area Code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 3.01         NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED  LISTING
                  RULE OR STANDARD; TRANSFER OR LISTING.

         On April 13, 2006, Tag-It Pacific, Inc. received notice by letter from the American Stock Exchange ("AMEX") that we do not meet certain of the continued listing standards as set forth in the AMEX Company Guide. Specifically, the AMEX letter cited our failure to comply with: (i) Section
802(a) of the Company Guide, which requires that at least a majority of directors on the Board of Directors of a listed company be "independent directors" as defined in Section 121A of the Company Guide; and (ii) Section 121(B)(2)(a) of the Company Guide, which requires that a listed company have, and certify that it has and will continue to have, an Audit Committee of at least three members, each of whom is independent.

         The notification of noncompliance from AMEX is a direct result of the previously reported resignation on March 27, 2006 of Michael Katz, an independent director, and appointment to the Board of Directors on March 28, 2006 of Stephen Forte, our Chief Executive Officer. Currently, only four of nine members serving on our Board of Directors qualify as independent, and the Audit Committee is comprised of only two members. We are actively seeking a new independent director to serve on the Board of Directors and the Audit Committee. We anticipate that this new director would replace a presently serving director who is not independent. We have until July 28, 2006, to regain compliance with these AMEX requirements.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of business acquired.

                  None.

         (b)      Pro forma Financial Information.

                  None.

         (c)      Shell Company Transactions.

                  Not applicable.

         (d)      Exhibits.

                  99.1 Press Release dated April 18, 2006, published by the Registrant.


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       TAG-IT PACIFIC, INC.



Date:    April 18, 2006                By:  /s/ Lonnie D. Schnell
                                          ------------------------------------
                                            Lonnie D. Schnell, Chief Financial
                                            Officer


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